UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 20, 2006

Date of Report

(Date of earliest event reported)

CORE-MARK HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(b) Effective April 20, 2006, Deloitte & Touche LLP (“D&T”) has been engaged as Core-Mark Holding Company, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2006. The Audit Committee of the Board of Directors of Core-Mark Holding Company, Inc. (the “Company”) approved D&T’s engagement on April 20, 2006. On April 20, 2006, the Company issued a press release announcing the engagement of D&T, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the period through April 20 2006, neither the Company nor anyone on its behalf has consulted with D&T regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

Number	Description
99.1	Press Release Dated April 20, 2006 Regarding the Engagement of Deloitte & Touche LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2006

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ James E. Wall
James E. Wall
Senior Vice President – Chief Financial Officer

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EXHIBIT INDEX

Number	Description
99.1	Press Release Dated April 20, 2006 Regarding the Engagement of Deloitte & Touche LLP.

4